SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant  [ x ]

Check the appropriate box:
[    ] Preliminary proxy statement		[    ] Confidential, for use of the
                             						        Commission only (as permitted
[ x ] Definitive proxy statement	     	        by Rule 14a-6(e)(2)).

[    ] Definitive additional materials

[    ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.


DRIVER-HARRIS COMPANY


Payment of filing fee (check the appropriate box):
[ x ] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies;

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:
	[   ] Fee paid previously with preliminary materials.
 [   ] Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

DRIVER-HARRIS COMPANY
308 MIDDLESEX STREET
HARRISON, NEW JERSEY 07029

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 26, 1999

TO THE STOCKHOLDERS:


	The Annual Meeting of the Stockholders of Driver-Harris Company will be held at the office of the Company, 308 Middlesex Street, Harrison, New Jersey, on
Wednesday, May 26, 1999 at 11:00 A.M., for the following purposes:

1.  to elect four directors;

2. to approve and adopt the 1999 Driver-Harris Company Incentive Stock Option Plan;

3. to transact any and all other business that may properly come before the meeting.

The transfer books will not be closed for the Annual Meeting. Only stockholders of record at the close of business on April 23, 1999 will be entitled to vote at the meeting.

	All stockholders are cordially invited to attend the Annual Meeting in person. It is important that your stock be represented at this meeting.
You are urged to mark, sign and date the enclosed proxy and return it as promptly as possible in the postage pre-paid envelope enclosed for that purpose whether or not you are able to attend.



By Order of the Board of Directors:


Lavinia Z. Emery
Secretary


Harrison, New Jersey
April 28, 1999

DRIVER-HARRIS COMPANY
(Incorporated in New Jersey)

P R O X Y      S T A T E M E N T

Annual Meeting of Stockholders to be held May 26, 1999


SOLICITATION AND REVOCABILITY OF PROXY


The accompanying proxy is solicited by order of the Board of Directors of Driver-Harris Company, 308 Middlesex Street, Harrison, New Jersey 07029, for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on May 26, 1999 and any adjournment thereof. This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders of this Company on or about April 28, 1999.

	Execution of the Proxy will not in any way affect the stockholder's right to attend the meeting and vote in person. In addition, a proxy may be revoked by a stockholder at any time prior to being voted by giving written notice of such revocation to the Secretary of the Annual Meeting, or by filing with the Secretary another proxy bearing a later date.

	The Company will bear the cost of solicitation of proxies and will reimburse persons holding stock in their names or those of their nominees for their expenses in sending soliciting material to their principals.  In addition to the solicitation of proxies by use of the mails, proxies may also be solicited by regularly engaged employees of the Company by telephone, facsimile, cable and personal interview.  It is not expected that any solicitation will be made by specially engaged employees of the Company or other paid solicitors.

	VOTING SECURITIES

	Only stockholders of record at the close of business on April 23, 1999 will be entitled to vote at the Annual Meeting.  The Company has only one class of voting securities currently outstanding, its common stock, $.83 1/3 par value
(the "Common Stock") per share, of which 1,366,083 shares were outstanding on
April 23, 1999, the record date.  Each stockholder is entitled to one vote for each share of Common Stock held by him.  The presence, in person or by proxy, of the holders of a majority of the outstanding shares is required for a quorum.

	Under New Jersey Law, abstentions and broker non-votes (as hereinafter defined) are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business but otherwise do not count. The approval of a specified percentage of shares voted at the meeting, as set forth above, is required to approve a proposal and thus, abstentions and broker non-votes have no effect on the outcome of the vote.
A "broker non-vote" refers to shares represented at the Meeting in person or by Proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owner or persons entitled to vote; and (ii) the broker or nominee does not have the discretionary voting power on such matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT

(a) Ownership of shares of the Company's Common Stock by certain beneficial owners as of March 22, 1999:

Name and Address	       Amount and Nature of     	Percent of
Of Beneficial Owner   		Beneficial Ownership         Class

Estate of Frank L. Driver Jr.				64,172*			      4.6
c/o David A. Driver, Executor
10 High Street
Bristol, RI   02809

Estate of Frank L. Driver III				66,662**			     4.8
33 Birdseye Glen
Verona, NJ

Frank L. Driver IV				         106,540***        7.6
100 Warren Street
Jersey City, NJ

_____________________________
*	All shares held of record and beneficially.  As an executor of the Estate of Frank L. Driver Jr., David A. Driver, Chairman of Driver-Harris Company,
holds voting rights to such shares.
**	All shares held of record.  Does not include 24,154 shares held by Corinne
 F.Driver, his surviving spouse and the mother of Frank L. Driver IV, who disclaims any beneficial interest in these shares. As an executor of the
Estate of Frank L. Driver III, Frank L. Driver IV, Director and President,
holds voting rights to such shares.
***	Includes 45,000 shares under options pursuant to the Driver-Harris
Employee Incentive Stock Option Plan, granted in 1990, 1991 and 1992, which are fully exercisable and 8,014 shares held in the Driver-Harris Staff 401-K Benefit account.


(b)  Security ownership of management as of March 22, 1999:

				                     Amount and Nature of		              Percent of
Title of Class			              Beneficial	  	           		      Class
				                            Ownership
Driver-Harris Company
Common Stock			                  312,144*	                  				22.3%

*	Includes 45,000 shares under options pursuant to the Driver-Harris Employee
Incentive Stock Option Plan and 8,014 shares held in the Driver-Harris Staff
401-K Benefit account.

(c)	Management is not aware of any arrangement which may result in a change in control of the Company.

ELECTION OF DIRECTORS

	Four directors are to be elected at the Annual Meeting to hold office until the next annual meeting of the stockholders and until their respective successors shall be elected and qualified.

	All duly executed proxies will be voted for the election of the four nominees named below unless, as is not anticipated, any one of the nominees is unable or declines to serve, in which case such proxies will be voted for the balance of the nominees and for substitute nominees, unless the Board deems it advisable to amend the By-Laws so as to decrease the number of directors to be elected.  Directors shall be elected by a plurality of the votes cast.
All nominees are presently directors of the Company.

	The following table summarizes the principal occupations and business experience during the past five years, as well as certain other information as of March 22,1999, for each nominee:



			             Principal Occupation              Company Common        % of
			              	During Last Five 				              Stock         Outstanding
				              Years and other			Director       Beneficially         Common
Name		         Age	 Directorships 		  Since          Owned (1)         Stock
Ralph T. Bartlett
               74 Certified Public
                  Accountant.        1985            3,100  	            *
			              Until 1984, a
                partner of Deloitte
			             Haskins & Sells (now Deloitte
			              & Touche), NY.

H.  L. Biggerstaff
     	         72  Retired.  Until
                   1988, President		1980	           4,150	              *
			             Arwood Die Casting Division
			             of Arwood Corp.

David A. Driver
              60	 Chairman of the
               Board of Directors  	1977	          42,750             3.1
			               of the Company.
                 President, Atlantic
                   Alloys Inc.

Frank L. Driver IV
     	        38 President and
                 Chief Executive
                  Officer           1993	         106,540**           7.6
                 of the Company.

*	Denotes less than 1% of the outstanding Common Stock.
**	Includes 45,000 shares under current exercisable stock options pursuant to the Driver-Harris Employee Incentive Stock Option Plan and 8,014 shares included in the Driver-Harris Staff 401-K Benefit account.

(1) On March 22, 1999 all directors of the Company as a group (4) owned beneficially 287,374 shares or 20.6% of the outstanding Common Stock. This amount includes 45,000 shares under currently exercisable stock options granted to Frank L. Driver IV pursuant to the Driver-Harris Employee Incentive Stock Option Plan. Also, Frank L. Driver IV is an executor of the Estate of Frank L. Driver III, his father, which owns 66,662 shares or 4.8% of the outstanding common stock. In addition, David A. Driver is an executor of the Estate of Frank L. Driver Jr., his father, which owns 64,172 shares or 4.6% of the outstanding Common Stock.

	The Company has an Audit Committee and a Compensation Committee, it does not have a Nominating Committee. The Audit Committee, which held two meetings during 1998, is responsible for the Company's audit and financial controls. Messrs. Ralph T. Bartlett, H. L. Biggerstaff and David A. Driver are members of the Audit Committee.

	The Compensation Committee met in March of 1998.  Messrs. Ralph T. Bartlett,
H. L. Biggerstaff and David A. Driver are members of the Committee.

	The Board of Directors held six meetings during 1998.  The Board of Directors recommends that Stockholders vote FOR the nominees for the Board of Directors.

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

							                                              Long-Term
					                              Annual           Compensation
					                            Compensation	          Awards
							                                      Securities Underlying  All Other
Name and Principal Position Year  Salary       Options/SARs   Compensation (a)
					                              ($)             (#)         ($)
Frank L. Driver IV,
President                  1998   90,000           0           6,231 (b)
and Chief Executive
Officer                    1997	  90,000           0           9,000
    			                    1996  100,500           0          10,731


(a) Amount represents the Company's portion of contributions to a 401(k) plan.
(b)  A portion of his compensation has been accrued.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

None.

AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTIONS/SAR VALUES

							                                      Number of
						                               Securities Underlying	   Unexercised
							                                   Unexercised		      In-the-Money
							                                 Options/SARs at	  	Options/SARs at
							                                    FY-End(#)		         FY-End($)
                                         -------------       ---------------
                    				Shares Acquired		 Exercisable (E)		  Exercisable (E)
Name		               		  On Exercise(#)		Unexercisable (U)  	Unexerciseable(U)
Exercisable options:
     Frank L. Driver IV		          None		        45,000 (E)        -----

PENSION PLANS

	On November 21, 1986, the Company entered into a pension agreement with Frank L. Driver III, under which Mr. Driver or his spouse would receive an annual payment of $50,000 for a period of fifteen years after Mr. Driver's retirement or death. On November 20, 1995, the Board of Directors approved changing the period to twenty years and the addition of a contingent payment to this agreement whereby in years where the profit of the Company exceeds $500,000 before income taxes and before this payment, the $50,000 amount will be supplemented by an amount based on a formula encompassing total retirement payments, adjusted annually for the Consumer Price Index.
This pension is now payable to Corinne F. Driver, spouse of Frank L. Driver III, deceased. In 1997, $21,072 was paid as an additional retirement payment to Corinne F.Driver. No additional payments were made for 1998.

COMPENSATION OF DIRECTORS

	During 1998, each Director, with the exception of Frank L. Driver IV, was paid an annual retainer of $6,000, plus $600 per Board of Directors Meeting and $400 per Audit or Compensation Committee Meeting. In addition, in 1998, each non-executive Director received 750 shares of Common Stock, valued at $10.00 per share for a total of $7,500.

ADDITIONAL INFORMATION WITH RESPECT TO COMPENSATION
COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN
COMPENSATION DECISIONS

	The Company has a Compensation Committee of its Board of Directors. Mr. David A. Driver, a member of the Committee is an uncle of Frank L. Driver IV, President and Chief Executive Officer.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE
COMPENSATION

	The Board's Compensation Committee reviews the compensation of the executive officers of the Company annually.

	The Company's salary policy is to pay a "competitive salary" plus an incentive bonus based on profit performance in relation to prior years and in relation to annual budget profit targets. The Compensation Committee may also take into consideration other factors including dedication to the job, external factors beyond the control of management, etc. An incentive bonus of 300 shares each of Common Stock was paid in 1998 to Thomas J. Carey, Timothy S. Driver and Lavinia Z. Emery.

            					Compensation Committee

			David A. Driver   	Ralph T. Bartlett	   H. L. Biggerstaff

CUMULATIVE TOTAL SHAREHOLDER RETURN FIVE-YEAR
COMPARISON

	The following table compares the yearly percentage change in the cumulative total shareholder return, on Driver-Harris (DRH) common stock, with that of the cumulative total return of Standard & Poor's Smallcap 600 Index and a
Standard & Poor's Industry Index of companies, for a five-year measurement period beginning December 31, 1993 and ending on December 31, 1998.

		                     	Base
		                     Period
                       Dec.93   Dec.94    Dec.95    Dec.96  Dec.97     Dec.98
Driver-Harris Company  $100.00  $ 69.49   $ 79.66   $119.48 $138.98   $ 49.15
S&P Smallcap 600 Index  100.00    95.23    123.76    150.14  188.56    186.10
Metal Fabricators-Small 100.00   104.13    144.49    153.03  193.62    135.94

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

	David A. Driver, Chairman of the Company is the uncle of Frank L. Driver IV,
President.

	In 1994, the Company restructured its operations and among other things, became the owner of a fifty percent interest of HAI Holding Company Inc. and indirectly of Harrison Alloys Inc. (Harrison). In conjunction with this transaction, Messrs. F. L. Driver III and IV entered into consulting agreements with Harrison for a five-year period under which each would receive compensation of $25,000 per year. However, since September 1996, Frank L. Driver IV received no compensation from Harrison.

COMPLIANCE WITH SECTION 16(a) OF EXCHANGE ACT

	Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's Officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

	Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during 1998 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent shareholders were complied with.

PROPOSAL TO APPROVE THE 1999 INCENTIVE STOCK OPTION PLAN

	On March 22, 1999, the Board of Directors adopted, subject to approval by the stockholders of the Company at this Annual Meeting, the 1999 Driver-
Harris Company Incentive Stock Option Plan (the "1999 Stock Option Plan").
The 1999 Stock Option Plan provides for the grant of stock options intended to qualify as "incentive stock options" under Section 422A of the Internal Revenue Code of 1986, as amended as provided for by the Economic Recovery
Tax Act of 1981. As of March 22, 1999, 200,000 shares of stock were reserved for issuance under the 1999 Stock Option Plan.
No shares have been granted under this Plan and it is not anticipated that any shares will be granted under this Plan before July 1, 1999.

	Approval of the 1999 Stock Option Plan requires the affirmative vote of a majority of the votes cast at the meeting. The following summarizes the principal provisions of the 1999 Stock Option Plan.

Administration
	The 1999 Stock Option Plan will be administered by the Compensation Committee of the Board of Directors. Amendments to the Plan may be made from time to time by the Committee with the approval of the Board of Directors. The Committee will determine those persons to whom options will be granted and the number of shares to be included in each option.

Shares Available for Options
	The shares to be sold pursuant to the exercise of options granted under the
1999 Stock Option Plan shall be unissued or reacquired shares of Common Stock of the Company not to exceed in the aggregate 200,000 shares, subject to adjustment in the event of any stock split or stock dividend of the Company.


Eligibility
	Any Director, Officer, consultant or key employee of the Company or of any of its subsidiaries who in the opinion of the Compensation Committee is deemed to be a key contributor to the success of the Company will be eligible to receive stock options under the 1999 Stock Option Plan. The Compensation Committee of the Board is authorized to select the persons to whom options would be granted, the number of shares subject to each option, the option price and other terms of the option. The maximum number of shares that may be issued in any year to any individual employed by the Company is limited to 20,000 shares.

Terms of Options
1. The option price may not be less than 100% of the fair market value of the Common Stock at the time the option is granted. In the case of incentive stock options granted to any holder or the date of grant of more than 10% of the total combined voting power of all classes of stock of the Company, the option price must be at least 110% of the fair market value of the shares subject to option on the date of grant.

2. The options may be exercised no later than ten years after the date of grant.

3. No option will be exercisable if the grantee has outstanding any previously granted incentive stock options.

Federal Income Tax Consequences and Accounting Treatment
	Options granted under the 1999 Stock Option Plan are intended to meet the requirements of "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code. Upon grant or exercise the optionee will not realize taxable income and the Company will not be entitled to a deduction.
While there is no charge to income on grant or exercise, earnings-per-share calculations will reflect any potential dilutive effects of issue of these additional shares upon exercise.

	Long-term capital gain will be realized by the holder at the time of sale more than one year after the date of exercise. If the holder disposes of stock purchased upon exercise of an incentive stock option prior to that time (less than one year after exercise or less than two years after the date of grant of the option), the sale will be considered a disqualifying disposition. For federal income tax purposes the holder will be considered to have ordinary income for the difference between the option price and the fair market value on date of exercise (or sale price, if lower) and a short-term capital gain on such a sale for any amount in excess of the fair market value at the date of exercise. The Board of Directors believes that the benefits of stockholder approval and adoption of the 1999 Stock Option Plan re desirable to the Company and will assist in effectuating the objectives of the Company. Accordingly, the Board urges that Stockholders vote FOR approval and adoption of the 1999
Stock Option Plan.

INDEPENDENT AUDITORS

	The principal independent auditors of the Company for the year ended December
31, 1998 were Ernst & Young LLP, who have been appointed by the Board to act in that capacity again in 1999.  Services rendered by Ernst & Young LLP included an audit of the Company's consolidated financial statements and the report thereon, meetings with the Audit Committee and consultation in connection with various accounting and audit related matters.

	A representative of Ernst & Young LLP is expected to be present at the Annual
Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions.

STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

	Proposals of stockholders intended to be presented at the 2000 Annual Meeting must be received by the Company on or before January 17, 2000 to be considered for inclusion in the Company's proxy statement and form of proxy relative to the meeting.  Such proposals should be sent to Lavinia Z. Emery,
Secretary, Driver-Harris Company, 308 Middlesex Street, Harrison, New Jersey
07029.

OTHER MATTERS

	Management is not aware of any matters, other than those referred to above, that may come before the Annual Meeting.  If any other matters are properly presented at the Annual Meeting for action, it is intended that the persons named in the proxies will have discretionary authority to vote on such matters.

	Enclosed herewith is the 1998 Annual Report of the Company, including financial statements for the year ended December 31, 1998. The Annual Report does not form part of the material for solicitation of proxies.

	The Company's 1998 Annual Report on Form 10-K, including financial statements and schedules thereto, but excluding exhibits, as filed with the Securities and Exchange Commission, may be obtained without charge by any stockholder upon written request to Lavinia Z. Emery, Secretary, Driver-Harris Company.

			By Order of the Board of Directors

Harrison, New Jersey                            Lavinia Z. Emery
April 28, 1999                                    Secretary

EXHIBIT A

Driver-Harris Company

1999 Incentive Stock Option Plan

1.  Purpose.    The purpose of the Driver-Harris Incentive Stock Option Plan
(the "Option Plan") is to advance the interest of Driver-Harris Company ("DH") or any subsidiary that now exists or hereafter is organized or acquired by DH (DH and such subsidiaries collectively referred to as the "Company") by inducing persons of outstanding ability and potential to join and remain in the employ of DH, by encouraging and enabling such individuals to acquire a proprietary interest in DH and as well as to provide incentives for consultants and key Officers, Directors and employees to promote the success of the Company. The provisions of the Option Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as now or hereafter construed, interpreted and applied by regulations, rulings and cases, and shall be interpreted in a manner consistent with the requirements thereof.

2.  Definitions.    As used in this Option Plan, the following words and
phrases shall have the meanings indicated:

(a)  "Board" means the Board of Directors of DH.
(b) "Cause" means (1) any act of fraud or intentional misrepresentation, or (2) any act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect majority-owned subsidiary of the Company, or (3) the conviction of the Grantee for any felony.
(c)  "Change of Control" means an event in which:
   (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (1) the Company, (2) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or (3) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing a majority of the combined voting power of the Company's then outstanding voting securities;
  (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquired a majority of the combined voting power of the Company's then outstanding securities; or
   (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

(d)  "Code" means the Internal Revenue Code of 1986, as amended.
(e) "Committee" means the committee appointed by the Board to administer the Plan.
(f)  "Common Stock" means the common stock, par value $.83 1/3, of DH.
(g) "Disability" means the Grantee's inability to perform the Grantee's customary services by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months.
(h) "Fair Market Value" per share as of a particular date means the last reported sale price of the Common Stock regular way on such day or, in case no such reported sale take place on such day, the average of the reported closing bid and asked prices regular way on such day, in either case on the American Stock Exchange.
(i) "Grantee" means an officer, Director, consultant or key employee who has been granted an Option under the Option Plan.
(j) "Option" means a grant to a Grantee of an option to purchase shares of Common Stock.
(k)  "Stock Grant" means a grant to a Grantee of shares of Common Stock.
(l) "Trading Day" means, with respect to the Common Stock, each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on the exchange or market on which the Common Stock is traded.

3.  Administration.   The Option Plan shall be administered by the
Compensation Committee of the Board, and is intended to satisfy the provisions of Rule 16b-3 under the Exchange Act or any successor thereof.

      The Committee shall have the powers vested in it by the terms of the Option Plan, such powers to include the authority to determine those persons to whom options will be granted and the number of shares to be the subject of each such option and to prescribe the form of the agreements embodying awards of Options and Common Stock made under the Option Plan. The Committee shall, subject to and not inconsistent with the express provisions of the Option Plan, have the authority to administer the Option Plan and to exercise all the powers and authorities either specifically granted to it under the Option Plan or necessary or advisable in the administration of the Option Plan, including, without limitation, the authority to prescribe, amend and rescind rules and regulations relating to the Option Plan; and to make all other determinations deemed necessary or advisable for the administration of the Option Plan.

The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Option Plan.

The Board shall fill all vacancies, however caused, in the Committee, may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at any meeting or by written consent. The
Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Option Plan or any Option or Common Stock granted hereunder.

4.  Eligibility.   All Directors, officers, consultants and key employees of
the Company and any of its subsidiaries shall be eligible to receive grants of options in accordance with the terms of this Option Plan.

5.  Common Stock Subject to the Option Plan.   The stock subject to grants
of Options shall be shares of Common Stock. Such shares may, in whole or part, be authorized but unissued shares or shares that shall have been or that may be reacquired by DH. The maximum number of shares of Common Stock as to which grants of stock or Options may be granted under the Option Plan shall not exceed 200,000. The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 7(h) hereof.

In the event that any outstanding Option under the Option Plan should for any reason expire, be canceled or be terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option shall (unless the Option Plan shall have been terminated) become available for subsequent grants of Options under the Option Plan.

6.  Grants of Common Stock Options.    Common stock Options shall be granted
in the following manner:
The Committee shall be authorized at any of its regularly scheduled Committee meetings, to recommend to the Board, for approval at its next regularly scheduled Board meeting, grants of Common Stock Options to eligible Directors, officers, consultants and key employees.

7.  Terms and Conditions of Options.   Each Option granted pursuant to the
Option Plan shall be evidenced by a written agreement (the "Agreement") between DH and the Grantee in such form as the Committee shall prescribe from time to time, which Agreement shall comply with and be subject to the following terms and conditions:

(a)  Type of Option.   The Option Plan is intended to qualify as an incentive
 stock option plan pursuant to Section 422A of the Code, as the same shall exist on the date of the approval of the Option Plan by the Board.
(b)  Option Price.    The price of each Option granted under the Option Plan
shall be equal to one-hundred percent (100%) of the Fair Market Value of the shares of Common Stock subject to such Option on the date of grant thereof. The price shall be subject to adjustment as provided in Section 7(h) hereof.
(c)  Medium and Time Of Payment.    The price shall be paid in full, at the
time of exercise, to DH by bank check or cash.
(d)  Term and Exercise of Options.    Options granted under the Option Plan
shall be exercisable as to thirty-three and one-third percent (33 1/3%) of the shares subject thereto on the date of grant and shall become exercisable as to an additional thirty-three and one-third percent (33 1/3%) of the shares subject thereto on each of the first and second anniversaries of such date of grant provided the Grantee continues to be associated with the Company in a manner satisfactory by the Committee on each of such dates.
An Option shall be exercisable for a period of ten (10) years from the date of grant of such Option; provided, however, that the exercise period shall be subject to earlier termination as provided in Sections 7(e) and 7(f) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, at any time prior to expiration; provided that, in no case may an Option be exercised as to less than one hundred (100) shares of Common Stock at any one time (or the remaining shares covered by the Option if less than one hundred (100) shares of Common Stock). An Option shall be exercised by the delivery by the holder thereof, of written notice of such exercise to DH at its principal office (attention of the Secretary). No Option shall be exercisable while there is outstanding (within the meaning of Section 422A(c)(7) of the Code) any incentive stock option which was granted, before the granting of such Option, to such individual to purchase Stock in the Company or in a corporation which (at the time of granting of such earlier Option) is a parent or subsidiary corporation of the Company, or is a predecessor corporation of any of such corporations.

(e)  Termination.    In the event that the service of the Grantee shall
terminate (other than by reason of retirement, death or disability), all Options of such Grantee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within six months after such termination; provided, however, that if the service of a Grantee shall terminate for Cause, all Options theretofore granted to such Grantee, shall, to the extent not theretofore exercised, terminate immediately upon such termination of employment. Nothing in the Option Plan or in any Agreement shall confer upon an individual any right to continue in service with the Company or interfere in any way with the right of the Company to terminate such service.
(f)  Retirement, Death or Disability of Grantee.    If a Grantee shall die
while in service of the Company or within three (3) months after the termination of such Grantee's service, other than for Cause, or if the Grantee's service shall terminate by reason of disability or retirement, all Options theretofore granted to such Grantee (to the extent otherwise exercisable at the time of death or termination of service) may, unless earlier terminated in accordance with their terms, be exercised by the Grantee or by the Grantee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the retirement, death or disability of the Grantee, at any time within six months after the date of retirement, death or disability of the
Grantee.
(g)  Non-transferability of Options.    Options granted under the Option Plan
 shall not be transferable otherwise than by will or by the laws of descent and distribution, and Options may be exercised, during the lifetime of the Grantee, only by the Grantee or by his or her guardian or legal representative.
(h)  Effect of Certain Changes.   In the event of any extraordinary dividend,
 stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, the number of shares of Common Stock available for awards, the number of such shares covered by outstanding awards, and the price per share of Options shall be equitably adjusted by the Committee to reflect such event and preserve the value of such awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. If, while unexercised Options remain outstanding under the Option Plan, there is a change in control of DH, all Options shall be exercisable in full, whether or not otherwise exercisable. In the event of a change in the common stock of DH as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Option Plan. To the extent that the foregoing adjustments relate to stock or securities of DH, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as heretofore expressly provided in this
 Section 7(h), the Grantee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in
 the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or spin-off of assets or stock of another corporation; and any issue by DH of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of common stock subject to the Option. The grant of an Option pursuant to the Option Plan shall not affect in any way the right or power of DH to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.
(i)  Rights as a Stockholder.   A Grantee or a transferee of an Option shall
 have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to him or her for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 7(h) hereof.

(j) Non-qualified Stock Options. Nothing contained in the Plan shall be deemed to preclude the Company from issuing Options which do not qualify as incentive stock options pursuant to Section 422A of the Code, provided, that the Company shall identify clearly any such non-qualifying Option as such, shall keep separate records with respect to any such Option, and shall inform any Optionee receiving such Option of such fact.
(k)  Other Provisions.   Except as specifically determined by the Committee,
 the Option Plan and the Agreements authorized thereunder shall contain such other provisions, including, without limitation, the imposition of restrictions upon the exercise of an Option, as shall be required to cause the Option Plan to at all times comply with the requirements of Rule 16b-3 under the Exchange Act or any successor thereof.

8. Agreement by Grantee Regarding Withholding Taxes. If the Committee shall so require, as a condition of exercise, each Grantee shall agree that the Company may defer making payment of or delivery of any benefits under the Option Plan until satisfactory arrangements have been made for the payment of any tax attributable to any amounts payable with respect to Common Stock granted under the Option Plan. The Company is authorized to take any action as the Committee may deem advisable to enable the Company and the Grantee to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any award under the Option Plan. This authority shall include authority to withhold or receive stock or other property and to make cash payments in respect thereof in satisfaction of the Grantee's tax obligations.

9.  Amendment and Termination of the Option Plan.   The Board at any time and
from time to time may suspend, terminate, modify or amend the Option Plan; provided, however, that the Option Plan shall not be amended more than once during any six (6) month period other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules or regulations thereunder. Except as provided in Section 7 hereof, no suspension, termination, modification or amendment of the Option Plan may adversely affect any Option previously granted, without the express written consent of the Grantee.

10.  Approval by Stockholders.   The Option Plan shall be subject to the
approval of the Stockholders of DH by the affirmative vote of a majority of the votes cast by holders of Common Stock represented at the 1999 Annual Meeting of Stockholders of DH and entitled to vote thereon. In the event such stockholder approval is not received at the 1999 Annual Meeting of Stockholders or any adjournment thereof, then upon such event, the Option Plan and all rights hereunder shall immediately terminate, no Grantee (or any permitted transferee thereof) shall have any remaining rights under the Option Plan and any Agreement entered into in connection herewith shall become null and void.

11.  Effect of Headings.    The section and subsection headings contained
herein are for convenience only and shall not effect the construction hereof.

12.  Governing Law.    The Option Plan and all determinations made and action
 taken pursuant hereto shall be governed by the laws of the State of New Jersey without giving effect to conflict of laws principles thereof.

13.  Effective Date of Option Plan.    The Option Plan shall be effective on
 July 1, 1999 provided the Option Plan has received the approval of the Shareholders of DH as provided in Section 10 hereof, and shall terminate on the tenth anniversary thereof, unless sooner terminated in accordance with
 Section 9 hereof. No Options or Common Stock may be granted under the Option Plan on or after June 30, 2009 but Options theretofore granted may extend beyond such date.

14.  Federal Income Tax Consequences.	The following is a brief summary of the
federal income tax consequences of transactions under the Plan based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular Grantee based on his or her specific circumstances. The summary addresses only current federal income tax law and expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction or gift, estate or other tax laws. The
Company advises all Grantees to consult their own tax advisors concerning the tax implications of option grants and exercises and the disposition of stock acquired upon such exercises under the Plan. Options granted under the Plan may be either incentive stock options, which (subject to certain reporting requirements and application of the general business test) qualify for the special tax treatment provided by Section 422 of the Code, or non-qualified stock options.

15.   Incentive Stock Options.   Upon the grant of an incentive stock option,
 the Grantee will recognize no income. The Grantee generally will incur no tax liability upon the exercise. The Company will not be allowed a deduction for federal income tax purposes as a result of the grant or exercise of an incentive stock option. Upon the sale or exchange of the shares acquired as a result of the exercise of an incentive stock option more than two years after the date of the grant of the option and more than one year after the date of exercise of the option by the Grantee, any gain will be treated as a long-term capital gain. If both of these holding periods are not satisfied, the Grantee will recognize compensation which will be taxable in the year of exercise in an amount equal to the excess of the lower of the fair market value of the common stock on the date of the option exercise or the amount realized on the disposition. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the Grantee. Any gain or loss recognized on a disposition of the shares prior to completion of both of the above holding periods in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier.

16.   Non-qualified Stock Options.   All options which do not qualify as
incentive stock options are referred to as non-qualified stock options. No income is realized by the Grantee at the time the non-qualified stock option is granted. The grantee realizes ordinary income in the year of exercise equal to the difference in the fair market value of the shares on the date of exercise and the exercise price. The Company is generally entitled to a deduction equal to the amount of ordinary income taxed to the Grantee. Upon the disposition of the shares acquired by the exercise of the option, appreciation (or loss) occurring after the date of exercise is treated as long- or short-term capital gain (or loss) depending on the Grantee's holding period for the shares.

17. Alternative Minimum Tax. The exercise of an incentive stock option may subject the Grantee to the alternative minimum tax under Section 55 of the Code. The alternative minimum tax is calculated by applying a tax rate of 26% to alternative minimum taxable income of joint filers up to $175,000 ($87,500 for married taxpayers filing separately) and 28% to alternative minimum taxable income above that amount. Alternative minimum taxable income is equal to (i) taxable income adjusted for certain items, plus (ii) items of tax preference less (iii) an exemption amount of $45,000 for joint returns, $33,750 for unmarried individual returns and $22,500 in the case of married taxpayers filing separately (which exemption amounts are phased out for upper income taxpayers). Alternative minimum tax will be due if the tax determined under the foregoing formula exceeds the regular tax of the taxpayer for the year.

DRIVER-HARRIS COMPANY
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
	For Annual Meeting to be held on May 26, 1999 at 11:00 a.m.

The undersigned hereby appoints, Frank L. Driver IV and David A. Driver and each or either of them, attorneys with powers the undersigned would possess if personally present to vote all stock of the undersigned in Driver-Harris Company at the Annual Meeting of its stockholders, to be held May 26, 1999 and at any adjournment thereof:

(1)  For the election of four directors, namely:
	      Messrs:  Ralph T. Bartlett, H. L. Biggerstaff, David A. Driver and
	                    Frank L. Driver IV

INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR AN
INDIVIDUAL NOMINEE, BUT NOT ALL NOMINEES, PLACE A LINE
THROUGH THE NOMINEE'S NAME.

(2)  Approval of 1999 Driver-Harris Company Incentive Stock Option Plan;

(3)  Any upon such other matters which may properly come before the meeting.


                                        			_______________________________

Dated:   __________________ 1999           _______________________________
                               						Please sign exactly as name appears on
						                           record.  If joint account, each joint owner
						                                        must sign.

[ ] Kindly check this box if planning to attend the Annual Meeting.